Intangible Liability - Charter Agreements	12 Months Ended
Dec. 31, 2015
Text Block [Abstract]
Intangible Liability - Charter Agreements
6.	Intangible Liability – Charter Agreements

	December 31, 2015	December 31, 2014

Opening balance	$15,812	$17,931
Amortization in period	(2,119)	(2,119)

Closing balance	$13,693	$15,812

Intangible liabilities relate to management’s estimate of the fair value of below-market charters on August 14, 2008, the date of the merger (see note 1). The intangible liabilities are being amortized for each vessel over the remaining life of the associated charter. The fair value was estimated by management based on its experience with regard to availability of similar vessels, costs to build new vessels and current market demand. The contracted lease rates were compared to the estimated market lease rates for similar vessels. The intangible liabilities were determined by discounting the difference in the projected lease cash flows using a discount rate of 8.0% and the remaining length of the charter as the relevant time period.

Amortization of the intangible liabilities for the 12 initial vessels began on the date following the merger and for the remaining five vessels delivered to the Company after the merger, amortization commenced upon delivery. These intangible liabilities are amortized as an increase of time charter revenue over the remaining term of the relevant charter.